SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                         --------------------

                               Form 8-K
                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                  Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):    February 4, 1997



                      Dean Witter, Discover & Co.
        (Exact name of registrant as specified in its charter)


     Delaware                  1-11758                     36-3145972
  (State or Other         (Commission File                (IRS Employer
   Jurisdiction                Number)               Identification Number)
 of Incorporation)

Two World Trade Center, New York, New York                      10048
(Address of principal executive offices)                      (Zip Code)


                            (212) 392-2222
         (Registrant's telephone number, including area code)

                                 None
     (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On February 4, 1997, Dean Witter, Discover & Co. ("DWD") entered into an Agreement and Plan of Merger dated as of February 4, 1997 (the "Merger Agreement") between DWD and Morgan Stanley Group Inc. ("Morgan Stanley"). Pursuant to and subject to the terms and conditions of the Merger Agreement, Morgan Stanley will be merged with and into DWD, in connection with which each share of Morgan Stanley common stock will be converted into 1.65 shares of DWD common stock. In connection with the Merger Agreement, Morgan Stanley granted DWD an option to purchase 31,506,582 shares of the common stock of Morgan Stanley pursuant to a Stock Option Agreement (the "Morgan Stanley Stock Option Agreement") dated as of February 4, 1997, between DWD and Morgan Stanley. The option becomes exercisable upon the occurrence of certain events, none of which has occurred at the time of this filing. Also in connection with the Merger Agreement, DWD granted Morgan Stanley an option to purchase 63,922,570 shares of the common stock of DWD pursuant to a Stock Option Agreement (the "DWD Stock Option Agreement") dated as of February 4, 1997, between DWD and Morgan Stanley. The option becomes exercisable upon the occurrence of certain events, none of which has occurred at the time of this filing. In addition, DWD entered into an amendment dated as of February 4, 1997 (the "Rights Agreement Amendment"), to its Rights Agreement dated as of April 25, 1995, as amended, between DWD and The Chase Manhattan Bank, as successor to Chemical Bank (as amended, the "Rights Agreement"), for the purpose of excluding Morgan Stanley, any of its wholly-owned subsidiaries and the group that might be deemed to be a beneficial owner of the DWD common stock by virtue of the Voting Agreements (as defined in Morgan Stanley's Proxy Statement dated as of February 26, 1996) from the definition of Acquiring Person as a result of the approval, execution or delivery of the Merger Agreement or the DWD Stock Option Agreement or the consummation of the transactions contemplated or permitted by the Merger Agreement or the DWD Stock Option Agreement (including the exercise thereof).

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     1.   Financial Statements of Business Acquired.

          Not Applicable.

     2.   Pro Forma Financial Information.

          Not Applicable.

     3.   Exhibits.

          See the Index to Exhibits attached hereto.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      DEAN WITTER, DISCOVER & CO.
                                      ---------------------------
                                              (Registrant)


Date:  February 14, 1997              By:    /s/ Ronald T. Carman
       -----------------                     --------------------
                                                  (Signature)

                                             Name:  Ronald T. Carman
                                             Title:  Senior Vice President
                                                     and Associate General
                                                     Counsel

                             EXHIBIT INDEX


Exhibit        Description                                         Page

  2.1 Agreement and Plan of Merger dated as of February 4, 1997 between Dean Witter,
               Discover & Co. and Morgan Stanley Group Inc.

  4.1 Amendment dated as of February 4, 1997, to the Rights Agreement dated as of April 25, 1995, as amended, between Dean Witter, Discover & Co. and The Chase Manhattan Bank, as successor to Chemical Bank (as rights agent).

  4.2 Rights Agreement dated as of April 25, 1995 between Dean Witter, Discover & Co. and The Chase Manhattan Bank, as successor to Chemical Bank (as rights agent) (incorporated by reference to Exhibit (1) to the Dean Witter, Discover & Co. Registration Statement on Form 8-A dated April 25,
               1995).

  10.1         Stock Option Agreement dated as of February 4,
               1997, between Dean Witter, Discover & Co., as
               Issuer, and Morgan Stanley Group Inc., as Grantee.

  10.2         Stock Option Agreement dated as of February 4,
               1997, between Morgan Stanley Group Inc., as Issuer, and Dean Witter, Discover & Co., as Grantee.